Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Each of the undersigned hereby certifies, in his capacity as an officer of Coast Casinos, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

  the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

  the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 14, 2002
/s/ Michael J. Gaughan
Michael J. Gaughan Chairman of the Board and Chief Executive Officer

Date: November 14, 2002
/s/ Gage Parrish
Gage Parrish Vice President and Chief Financial Officer